-
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ----------

                                    FORM 8-K
                             Current Report Pursuant
                         To Section 13 or 15 (D) of the
                         Securities Exchange Act of 1934
                                   ----------

       Date of Report (Date of Earliest Event Reported): November 27, 2002


                          Commission File Number 1-5721


                          LEUCADIA NATIONAL CORPORATION
             (Exact name of registrant as specified in its Charter)



       New York                                     13-2615557
(State or other jurisdiction           (I.R.S. Employer Identification Number)
 of incorporation)

              315 Park Avenue South, New York, New York 10010-3607
               (Address of principal executive offices) (Zip Code)



                                 (212) 460-1900
              (Registrant's telephone number, including area code)



                                       N/A
              (Former name, former address and former fiscal year,
                         if changed since last report)

                             ----------------------

Item 2. Acquisition or Disposition of Assets.

         As more fully described in Leucadia National Corporation's (the "Company") Form 8-K dated December 5, 2002, the Company completed the previously announced acquisition of 44% of the outstanding equity of WilTel Communications Group, Inc. ("WilTel") for an aggregate purchase price of $333.5 million, including expenses. The aggregate purchase price, in the form of irrevocable letters of credit, was released from escrow on November 29, 2002, as a result of WilTel's receipt of requisite regulatory approval from the Federal Communications Commission. The WilTel stock was acquired by the Company under the chapter 11 restructuring plan of Williams Communications Group, Inc. ("WCG"), the predecessor of WilTel. In addition, as more fully described in the Company's Amendment No. 1 to Schedule 13-D dated October 30, 2002, on October 28, 2002, in a private transaction, the Company purchased for a purchase price of $20.4 million, 1.7 million shares of WilTel common stock, on a when issued basis. Together, these transactions (collectively, the "WilTel Transactions"), resulted in the Company acquiring 47.4% of the outstanding common stock of WilTel. This Form 8-K/A amends the previously filed Form 8-K by including the financial statements and exhibits set forth under Item 7.

Item 7. Financial Statements and Exhibits.

        (a) Financial statements of business acquired:

         (1) Audited consolidated financial statements of WCG for the year ended December 31, 2001 described below, incorporated by reference to Item 14 of WCG's Annual Report to Stockholders on Form 10-K for the fiscal year ended December 31, 2001
                  o        Report of Independent Auditors
                  o        Consolidated  Balance  Sheets as of December 31, 2001
                           and 2000
                  o Statements of Consolidated Operations for the years ended December 31, 2001, 2000 and 1999
                  o Statements of Consolidated Stockholders' Equity (Deficit) for the years ended December 31, 2001, 2000 and 1999
                  o Statements of Consolidated Cash Flows for the years ended December 31, 2001, 2000 and 1999
                  o        Notes to Consolidated Financial Statements

         (2) Unaudited consolidated financial statements of WCG for the nine months ended September 30, 2002 described below, incorporated by reference to Item 1 of WCG's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002
                  o        Condensed  Consolidated Balance Sheet as of September
                           30,  2002
                  o Condensed Statements of Consolidated Operations for the three and nine months ended September 30, 2002 and 2001
                  o Condensed Statements of Consolidated Cash Flows for the nine months ended September 30, 2002 and 2001

        (b) Pro forma financial information:

         In accordance with the requirements of Form 8-K, the accompanying unaudited pro forma consolidated statements of operations for the year ended December 31, 2001 and the nine months ended September 30, 2002 are presented to reflect the WilTel Transactions as if they had occurred on January 1, 2001. However, since the Company acquired 47.4% of WilTel's common stock in the fourth quarter of 2002, it will begin to account for its investment under the equity method of accounting starting from its acquisition date. In accordance with generally accepted accounting principles, the Company will not restate its statements of operations for the pro forma period. The pro forma statements of operations merely show what the Company's statements of operations would have reflected if the acquisition had occurred on January 1, 2001, rather than the actual acquisition date in the fourth quarter of 2002. The pro forma adjustments reflect a preliminary allocation of the purchase price and necessarily involve certain significant estimates, and as such, may change. However, the final allocation of the purchase price is not expected to be materially different than the amounts estimated to determine the pro forma adjustments.

         The pro forma adjustments are based on WilTel's historical loss from continuing operations for the period from January 1, 2001 through September 30, 2002. While these historical results are not necessarily indicative of WilTel's future results of operations, the Company believes that WilTel will continue to report losses from continuing operations for the foreseeable future. Even if WilTel is able to generate breakeven cash flow from operations, the Company believes that WilTel's substantial depreciation charges will still result in losses from continuing operations for the foreseeable future. The Company will record its 47.4% share of these losses in its statements of operations, and the recognition of these losses could reduce the carrying amount of its investment in WilTel to zero. The Company will not record any further losses in WilTel if, and when, its investment is reduced to zero, unless the Company has guaranteed any of WilTel's obligations, or otherwise has committed or intends to commit to provide further financial support. The Company has not provided and does not currently intend to provide any such guarantees or commitments.

         The accompanying unaudited pro forma consolidated statements of operations should be read in conjunction with the Company's historical consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 and its Quarterly Report on Form 10-Q for the period ended September 30, 2002 and the historical consolidated financial statements and notes thereto of WilTel, which are referenced in Item 7 hereof and are incorporated into this Report. The unaudited pro forma consolidated financial statements are presented for informational purposes only and are not necessarily indicative of actual results had the foregoing transactions occurred as described in the preceding paragraph, nor do they purport to represent results of future operations.

         A separate pro forma balance sheet assuming the WilTel Transactions had occurred on September 30, 2002 is not included in this Report, since the only pro forma adjustments to the Company's unaudited consolidated balance sheet would be a reduction in cash equivalents of $353.9 million and an increase in investments in associated companies of $353.9 million.

Leucadia National Corporation and Subsidiaries
Unaudited Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2001
(In thousands, except per share amounts)


                                                                                                Pro Forma      Pro Forma As
                                                                                 Historical    Adjustments       Adjusted
                                                                                 ----------    -----------       --------
Revenues:
   Manufacturing                                                                  $  53,667                      $  53,667
   Finance                                                                          113,422                        113,422
   Investment and other income                                                      203,161                        203,161
   Equity in income (losses) of associated companies                                (24,576)    $(196,249) (a)    (220,825)
   Net securities gains                                                              29,624         --              29,624
                                                                                  ---------     ---------        ---------
                                                                                    375,298      (196,249)         179,049
                                                                                  ---------     ---------        ---------

Expenses:
   Manufacturing cost of goods sold                                                  36,803                         36,803
   Interest                                                                          55,200                         55,200
   Salaries                                                                          42,985                         42,985
   Selling, general and other expenses                                              186,637                        186,637
                                                                                  ---------     ---------        ---------
                                                                                    321,625         --             321,625
                                                                                  ---------     ---------        ---------
   Income (loss) from continuing operations before income taxes, minority expense of trust preferred securities, extraordinary gain (loss) and
     cumulative effect of a change in accounting principle                           53,673      (196,249)        (142,576)
                                                                                  ---------     ---------        ---------
Income taxes:
   Current                                                                           53,851                         53,851
   Deferred                                                                         (70,499)                       (70,499)
                                                                                  ---------     ---------        ---------
                                                                                    (16,648)           0   (b)     (16,648)
                                                                                  ---------     ---------        ---------
   Income (loss) from continuing operations before minority expense of trust preferred securities, extraordinary gain (loss) and cumulative
      effect of a change in accounting principle                                     70,321      (196,249)        (125,928)
Minority expense of trust preferred securities, net of taxes                          5,521         --               5,521
                                                                                  ---------     ---------        ---------
   Income (loss) from continuing operations before extraordinary gain
    (loss) and cumulative effect of a change in accounting principle              $  64,800     $(196,249)       $(131,449)
                                                                                  =========     =========        =========


Basic earnings (loss) per common share:
   Income (loss) from continuing operations before extraordinary gain (loss)
     and cumulative effect of a change in accounting principle                       $ 1.17                        $ (2.38)
   Number of shares in calculation                                                   55,309                         55,309

Diluted earnings (loss) per common share:
   Income (loss) from continuing operations before extraordinary gain (loss)
     and cumulative effect of a change in accounting principle                       $ 1.17                        $ (2.38)
   Number of shares in calculation                                                   55,604                         55,309






Leucadia National Corporation and Subsidiaries
Unaudited Pro Forma Consolidated Statement of Operations
For the nine months ended September 30, 2002
(In thousands, except per share amounts)


                                                                                              Pro Forma        Pro Forma As
                                                                               Historical    Adjustments         Adjusted
                                                                               ----------    -----------         --------
Revenues:
   Manufacturing                                                               $  39,994                         $  39,994
   Finance                                                                        68,975                            68,975
   Investment and other income                                                    97,398                            97,398
   Equity in income (losses) of associated companies                              77,393      $(157,651) (a)       (80,258)
   Net securities gains (losses)                                                 (26,110)         --               (26,110)
                                                                               ---------      ---------          ---------
                                                                                 257,650       (157,651)            99,999
                                                                               ---------      ---------          ---------

Expenses:
   Manufacturing cost of goods sold                                               26,535                            26,535
   Interest                                                                       25,809                            25,809
   Salaries                                                                       29,691                            29,691
   Selling, general and other expenses                                           127,819                           127,819
                                                                               ---------      ---------          ---------
                                                                                 209,854          --               209,854
                                                                               ---------      ---------          ---------
   Income (loss) from continuing operations before income taxes, minority expense of trust preferred securities and
    cumulative effect of a change in accounting principle                         47,796       (157,651)          (109,855)
Income taxes                                                                      15,407              0 (b)         15,407
                                                                               ---------      ---------          ---------
   Income (loss) from continuing operations before minority
    expense of trust preferred securities and cumulative effect
    of a change in accounting principle                                           32,389       (157,651)          (125,262)
Minority expense of trust preferred securities, net of taxes                       4,141          --                 4,141
                                                                               ---------      ---------          ---------
   Income (loss) from continuing operations before cumulative
    effect of a change in accounting principle                                 $  28,248      $(157,651)         $(129,403)
                                                                               =========      =========          =========

Basic earnings (loss) per common share:
   Income (loss) from continuing operations before cumulative effect
    of a change in accounting principle                                            $ .51                           $ (2.34)
   Number of shares in calculation                                                55,334                            55,334

Diluted earnings (loss) per common share:
   Income (loss) from continuing operations before cumulative effect
    of a change in accounting principle                                             $.51                           $ (2.34)
   Number of shares in calculation                                                55,649                            55,334





Notes to Unaudited Pro Forma Consolidated Statements of Operations

         The unaudited pro forma consolidated statement of operations for the year ended December 31, 2001 and the unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2002 have been prepared assuming the WilTel Transactions occurred on January 1, 2001 and reflect the effects of certain adjustments to the historical consolidated financial statements that result from the WilTel Transactions.

         The amount described in note (a) is recorded under the equity method of accounting and is reflected in the caption "Equity in income (losses) of associated companies." The Company's recognition of its share of WilTel's losses is suspended once the Company's equity interest in WilTel is reduced to zero.

         (a) Represents the Company's 47.4% share of losses from continuing operations recorded by WilTel, as adjusted to reflect the Company's preliminary allocation of the purchase price and certain transactions consummated pursuant to the chapter 11 restructuring plan of WilTel, both as of January 1, 2001, as follows:



                                                                       For the year ended    For the nine months ended
                                                                        December 31, 2001        September 30, 2002
                                                                       -----------------         ------------------
                                                                                  (Dollars in thousands)



Loss from continuing operations, as reported                               $(4,107,253)             $(801,154)
Adjustments:
   (i)   Reversal of historical interest expense related to all debt
         that was converted to equity under the restructuring plan.            436,463                136,481
   (ii)  Reversal of historical asset impairment charges as such
         assets are reflected at fair value at January 1, 2001.              2,971,512                      0
   (iii) Reversal  of  historical   depreciation  and  amortization
         expense and recognition of depreciation and amortization expense based on the preliminary allocation of the purchase price
         to individual assets and liabilities.                                 286,604                293,726
   (iv)  Other.                                                                 (1,353)                 3,872
                                                                           -----------              ---------
Adjusted loss from continuing operations                                      (414,027)              (367,075)
The Company's equity interest                                                     47.4%                  47.4%
                                                                           -----------              ---------

Sub-total                                                                     (196,249)              (173,994)
Adjustment to limit the Company's share of losses to its aggregate
  investment in the common stock of WilTel.                                          0                 16,343
                                                                           -----------              ---------
The Company's 47.4% share of adjusted loss from continuing operations      $  (196,249)             $(157,651)
                                                                           ===========              =========



         (b) No income tax benefit is reflected for the unrealized capital loss since the ability to utilize the capital loss, when and if realized, to reduce capital gains is uncertain.


         This Report contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based upon management's expectations, estimates, projections and assumptions. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted or quantified. Future events and actual results could differ materially from those set forth in, contemplated by or underlying the forward-looking statements. The Company undertakes no obligation to revise or update these forward-looking statements to reflect events or circumstances that arise after the date of this Report or to reflect unanticipated events.

  (c) Exhibits.
      23.1 Consent of Ernst & Young LLP

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                  LEUCADIA NATIONAL CORPORATION




                                                  By: /s/ Joseph A. Orlando
                                                      ---------------------
                                                      Joseph A. Orlando
                                                      Vice President

Date:  February 7, 2003

                                  EXHIBIT INDEX
                                  -------------


Exhibit Number                           Description
--------------                           -----------

23.1                                     Consent of Ernst & Young LLP